SIXTH AMENDMENT
TO DEBTOR-IN-POSSESSION
CREDIT AGREEMENT

        This SIXTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Amendment”) is dated as of March 28, 2005 and entered into by and among INTERMET CORPORATION, a Georgia corporation (“Company”), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are “Borrowers” and each a “Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders (“Administrative Agent”) and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders (“Collateral Agent”) and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Revolving Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the “Credit Agreement”), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

        WHEREAS, Borrowers and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

        NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.	AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Subsection 1.1.

                             Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“CMD Agreements” means the letter agreement and related indemnification letter between Conway MacKenzie & Dunleavy and Borrowers, in the form delivered to Agents pursuant to Section 3.3 of the Sixth Amendment.

“PBGC Foreign Subsidiary Liens” means Liens asserted by the PBGC prior to the Sixth Amendment Effective Date against certain Foreign Subsidiaries and evidenced by the financing statements filed by the PBGC prior to such date in the District of Columbia.

“Racine Plant Sales” means, collectively, (i) the sale of certain equipment of the Company’s Racine Machining plant, located in Racine, Wisconsin, to International Truck & Engine Corporation for cash consideration in an aggregate amount not less than $764,000, as approved by the Bankruptcy Court pursuant to the order delivered to Agents pursuant to Section 3.3 of the Sixth Amendment, (ii) the sale of certain equipment located at such Racine Machining plant to Amcan Consolidated Technologies Corporation for cash consideration in an aggregate amount not less than $170,000, as approved by the Bankruptcy Court pursuant to the order delivered to Agents pursuant to Section 3.3 of the Sixth Amendment, (iii) the sale of certain equipment located at such Racine Machining plant to ICG Casting, Inc. for cash consideration in an aggregate amount not less than $75,000, as approved by the Bankruptcy Court pursuant to the order delivered to Agents pursuant to Section 3.3 of the Sixth Amendment, (iv) the sale of certain equipment located at such Racine Machining plant to Ford Motor Company, or its designee, for cash consideration in an aggregate amount not less than $749,000, as approved by the Bankruptcy Court pursuant to an order in form and substance reasonably satisfactory to Agents, and (v) all sales (to Persons other than Borrowers and their Affiliates) of other assets of Borrowers located at such Racine Machining plant and not sold in the sales described in clauses (i) through (iv) of this definition, so long as the consideration received by Borrowers in each such sale of other assets is consistent with the value of such assets reflected in a reasonably current appraisal of such assets and each such sale is approved by the Bankruptcy Court pursuant to an order in form and substance reasonably satisfactory to Agents.

“Lazard Agreements” means the letter agreement and related indemnification letter between Lazard Frères & Co. LLC and Borrowers, in the form delivered to Agents pursuant to Section 3.3 of the Sixth Amendment.

“Sixth Amendment” means that certain Sixth Amendment to Debtor-In-Possession Credit Agreement dated as of March 28, 2005 by and among Borrowers, Agents, Lead Lenders and the Lenders party thereto.

“Sixth Amendment Effective Date” has the meaning assigned to that term in the Sixth Amendment.

1.2	Amendment to Subsection 2.10.

                             Subsection 2.10 of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

“Notwithstanding anything to the contrary in this subsection 2.10, Borrowers, with the approval of the Bankruptcy Court, may enter into the Lazard Agreements and the CMD Agreements.”.

1.3	Amendment to Subsection 7.2.

                             Subsection 7.2A of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of subsection (iii) thereof, (ii) deleting the “.” at the end of subsection (iv) thereof and substituting therefor “; and”, and (iii) adding at the end thereof the following new subsection (v):

“(v) the PBGC Foreign Subsidiary Liens.”.

1.4	Amendment to Subsection 7.5.

                             Subsection 7.5(ii) of the Credit Agreement is hereby amended by adding immediately prior to the “;” at the end thereof the following:

“and payments made pursuant to and in accordance with the terms of the Lazard Agreements and the CMD Agreements”.

1.5	Amendments to Subsection 7.7.

                             A.     Subsection 7.7(iv) of the Credit Agreement is hereby amended by deleting the proviso contained in clause (a) of such subsection in its entirety and substituting therefor the following::

“, provided that the Columbus Machinery Plant Sales and the Racine Plant Sales shall not be required to be conducted as auctions under Section 363 of the Bankruptcy Code”.

                             B.     Subsection 7.7 of the Credit Agreement is hereby amended by adding at the end thereof the following new paragraph:

“Borrowers hereby agree that, except for sales of obsolete, worn-out or surplus property in the ordinary course of business that do not require Bankruptcy Court approval and with respect to which Borrowers do not receive proceeds in excess of $50,000 individually and $250,000 in the aggregate, (a) any sale of all or any part of Company’s assets relating to the Racine Machining plant, located in Racine, Wisconsin, shall be considered an Asset Sale for all purposes of this Agreement, and (b) all sales of or all or any part of Company’s assets relating to any plant shut down or wound down after the Sixth Amendment Effective Date shall be considered Asset Sales for all purposes of this Agreement. Upon consummation of any Asset Sale after the Sixth Amendment Effective Date, Borrowers shall deliver to Agents a certificate certifying the total amount of Net Asset Sale Proceeds received from such Asset Sale and all Asset Sales preceding such Asset Sale consummated after the Closing Date.”.

1.6	Amendment to Subsection 8.6.

                             A.     Subsection 8.6(a)(vii) of the Credit Agreement is hereby amended by adding immediately prior to the “;” at the end thereof the following proviso:

“, provided, however, that entry by the Bankruptcy Court of an order approving the Lazard Agreements and the CMD Agreements shall not be an Event of Default under this clause (vii)".

                             B.     Subsection 8.6(b) of the Credit Agreement is hereby amended by adding immediately prior to the “;” at the end thereof the following proviso:

“, provided, however, that the filing by Borrowers of a motion or motions with the Bankruptcy Court for authority to enter into the Lazard Agreements and the CMD Agreements shall not be an Event of Default under this clause (b)".

1.7	Amendment to Subsection 8.9.

                             Subsection 8.9 of the Credit Agreement is hereby amended by adding immediately prior to the “;” contained therein the following new proviso:

“, and provided, further, that the assertion and filing of the PBGC Foreign Subsidiary Liens shall not result in an Event of Default unless Company or any of its Subsidiaries shall make payment on account of the obligations secured by the PBGC Foreign Subsidiary Liens”.

SECTION 2.	BORROWER’S REPRESENTATIONS AND WARRANTIES

                             In order to induce the Lead Lenders and the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lead Lender and Lender that the following statements are true, correct and complete:

                             2.1    Corporate Power and Authority.  Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

                             2.2     Authorization of Agreements.  The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

                             2.3     No Conflict.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

                             2.4     Governmental Consents.  The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

                             2.5     Binding Obligation.  This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

                             2.6     Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Sixth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                             2.7     Absence of Default.  As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

                             2.8     Final Borrowing Order.  The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3.	CONDITIONS TO EFFECTIVENESS

                             Section 1 of this Amendment shall become effective on the first date (such date being referred to herein as the “Sixth Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

                             3.1     Payment of Expenses.  Borrowers shall have paid in full all outstanding statements for fees and expenses of each of Collateral Agent and Administrative Agent and their respective experts and counsel (including, but not limited to, O’Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) to the extent submitted to Company prior to 12:00 Noon (New York City time) on March 28, 2005.

                             3.2     Requisite Approvals.  Borrowers and Requisite Lenders shall have each executed a counterpart hereof, and Company and Agents shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts.

                             3.3     Approved Documents.  Borrowers shall have delivered to Agents (i) a correct and complete copy of the order entered by the Bankruptcy Court regarding the Racine Plant Sales described in clauses (i) through (iii) of the definition of the term “Racine Plant Sales,” (ii) a correct and complete copy of the letter agreement and related indemnification agreement to be entered into by between Lazard Frères & Co. LLC and Company and its Subsidiaries, which agreements shall be satisfactory in form and substance to Agents, and (iii) a correct and complete copy of the letter agreement and related indemnification agreement to be entered into by between Conway MacKenzie &Dunleavy and Company and its Subsidiaries, which agreements shall be satisfactory in form and substance to Agents.

SECTION 4.	ACKNOWLEDGEMENT AND CONSENT

                             Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5.	MISCELLANEOUS

                             5.1     Reference to and Effect on the Credit Agreement and the Other Loan Documents.

A. On and after the Sixth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of (or otherwise prejudice) any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                             5.2     Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O’Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

                             5.3     Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                             5.4     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                             5.5     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

        BORROWERS:

INTERMET CORPORATION
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

ALEXANDER CITY CASTING COMPANY, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

CAST-MATIC CORPORATION
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

COLUMBUS FOUNDRY, L.P.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

DIVERSIFIED DIEMAKERS, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

GANTON TECHNOLOGIES INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

INTERMET HOLDING COMPANY
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

INTERMET ILLINOIS, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

INTERMET INTERNATIONAL, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

INTERMET U.S. HOLDING, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

IRONTON IRON, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

LYNCHBURG FOUNDRY COMPANY
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

NORTHERN CASTINGS CORPORATION
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

SUDBURY, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

SUDM, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

TOOL PRODUCTS, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

WAGNER CASTINGS COMPANY
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

WAGNER HAVANA, INC.
By:	/s/ Alan J. Miller
Name: Alan J. Miller Title: Vice President

        AGENTS AND LENDERS:

THE BANK OF NOVA SCOTIA, as Administrative Agent and as a Lead Lender and a Lender
By:	/s/ Ronald Dooley
Name: Ronald Dooley Title: Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and as a Lead Lender and a Lender
By:	/s/ Keith C. Braun
Name: Keith C. Braun Title: Director

DK ACQUISITION PARTNERS, LP, as a Lender
By:
Name: Title:

TRS CALLISTO LLC, as a Lender
By:
Name: Title: